Exhibit 4(a)

COMMON SHARES

PAR VALUE $0.125

COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

CLIFFS NATURAL RESOURCES INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

THIS CERTIFIES THAT

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CUSIP 18683K 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

Shares

* * 6 0 0 6 2 0 * * * * * *

* * * 6 0 0 6 2 0 * * * * *

* * * * 6 0 0 6 2 0 * * * *

* * * * * 6 0 0 6 2 0 * * *

* * * * * * 6 0 0 6 2 0 * *

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.125 EACH OF

Cliffs Natural Resources Inc., transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

Chairman, President and Chief Executive Officer

Secretary

DATED >

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

Certificate Number

ZQ 000000

CLIFFS NATURAL RESOURCES INC. OHIO CORPORATE SEAL

CLIFFS NATURAL RESOURCES INC.

A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES WHICH CLIFFS NATURAL RESOURCES INC. IS AUTHORIZED TO ISSUE WILL BE MAILED TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF CLIFFS NATURAL RESOURCES INC., 33RD FLOOR, 200 PUBLIC SQUARE, CLEVELAND, OHIO 44114-2315.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	……………………	Custodian	…………………
				(Cust)		(Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act		……………………
(State)

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	…………………… (Cust)	Custodian (until age…)	…………………… (Minor)
under Uniform Transfers to Minors Act. ……………………… (State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                                                           Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                                                       Attorney,

to transfer the said shares on the books of the within-named Company, with full power of substitution in the premises.

Dated:                                                                                                     20

Signature:

Signature:

Notice:   The signature to this assignment must correspond with the name   as written upon the face of the certificate, in every particular,   without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.